UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2013

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa	52498
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

On August 11, 2013, Rockwell Collins, Inc. (“Rockwell Collins”) announced the execution of the Agreement and Plan of Merger, dated as of August 10, 2013 (the “Merger Agreement”), by and among Rockwell Collins, Avatar Merger Sub, Inc., a wholly-owned subsidiary of Rockwell Collins (“Merger Sub”), Radio Holdings, Inc. (“Radio Holdings”) and TC Group IV Managing GP, L.L.C.

A copy of the Merger Agreement is filed as Exhibit 99.1 to this Report. The Merger Agreement has been included to provide investors with information regarding the terms of the merger and the other transactions contemplated thereby. The Merger Agreement is not intended to provide any other factual information about Rockwell Collins, Merger Sub, Radio Holdings or their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties of Rockwell Collins, Merger Sub and Radio Holdings made solely for purposes of the Merger Agreement and which may be subject to important qualifications and limitations agreed to by Rockwell Collins, Merger Sub and Radio Holdings in connection with the negotiated terms of the Merger Agreement. The confidential disclosure schedules that the parties have exchanged in connection with the Merger Agreement contain information that modifies, qualifies and creates certain exceptions to the representations and warranties set forth in the Merger Agreement. In addition, the representations and warranties were made as of specific dates set forth therein, may be subject to a contractual standard of materiality different from what an investor might view as material and from those applicable to public filings with the Securities and Exchange Commission (the “SEC”), or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Current factual disclosures about Rockwell Collins, Merger Sub and Radio Holdings or their respective subsidiaries or affiliates are contained in Rockwell Collins’ public reports filed with the SEC and may supplement, update or modify the factual disclosures about Rockwell Collins, Merger Sub and Radio Holdings or their respective subsidiaries or affiliates contained in the Merger Agreement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Agreement and Plan of Merger, dated as of August 10, 2013, by and among Rockwell Collins, Inc., Avatar Merger Sub, Inc., Radio Holdings, Inc. and TC Group IV Managing GP, L.L.C.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated: November 12, 2013	By	/s/ Gary R. Chadick
Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Exhibit Index

99.1	Agreement and Plan of Merger, dated as of August 10, 2013, by and among Rockwell Collins, Inc., Avatar Merger Sub, Inc., Radio Holdings, Inc. and TC Group IV Managing GP, L.L.C.